UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 22, 2005

TELTRONICS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17893 (Commission File Number)	59-2937938 (IRS Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA (Address of principal executive offices)	34243 (zip code)

Registrant's telephone number, including area code                         (941) 753-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 10, 2005 Teltronics, Inc. amended its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the three month period ended March 31, 2005 at the direction of the Securities and Exchange Commission.

The only change to each of these Reports was to Exhibit 31.1 and Exhibit 31.2 which are the certifications executed by the Chief Executive Officer and Chief Financial Officer under Rule 13a-14(a)/15d-14(a).

The Securities and Exchange Commission stipulated the exact language to be used in these certifications. That language was changed by the Commission effective on August 14, 2003 and the Company did not change the certification language in these reports.

All other aspects of both reports remain unchanged.

Item 9.01   Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: November 22, 2005	By:	/s/ EWEN R. CAMERON Ewen R. Cameron President and Chief Executive Officer